                                                                    EXHIBIT 10.1

                               THIRD AMENDMENT TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This Third Amendment dated as of October 31, 2002 (this "Third Amendment") to that certain Amended and Restated Credit Agreement, dated as of January 31, 2002, as amended by First Amendment to Amended and Restated Credit Agreement dated as of April 30, 2002 and by Second Amendment to Amended and Restated Credit Agreement dated as of July 31, 2002 (collectively, the "Credit Agreement"), is among Newpark Resources, Inc., a Delaware corporation, the Lenders, Bank One, NA, a national banking association with its main office in Chicago, Illinois, individually as a Lender, as Administrative Agent, and as LC Issuer, and the undersigned Guarantors.

         WHEREAS, the parties wish to make certain modifications to the Credit Agreement;

         NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement on the terms and conditions hereof and do hereby agree as follows:

         1. Unless otherwise defined herein, all defined terms used in this Third Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

         2. Section 2.5.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follow:

                  2.5.3. Increase in Aggregate Commitment. At any time after Borrower's Leverage Ratio has been less than 3.50 to 1.00 for two consecutive calendar quarters Borrower shall have the option to request that the Tranche A Lenders increase their respective Tranche A Commitments such that the Aggregate Tranche Commitment shall be increased to an amount not in excess of $119,500,000.00, but no Tranche A Lender shall have any obligation whatsoever to agree to any such requested increase, and each Tranche A Lender may in its sole and absolute discretion reject any such requested increase. If the Tranche A Lenders do not agree to increase their respective Tranche A Commitments by amounts sufficient to provide the entire amount of the requested increase in the Aggregate Tranche A Commitment, the Administrative Agent shall have the right to admit additional Tranche A Lenders, if any are agreeable, to increase the Aggregate Tranche A Commitment to the amount requested by the Borrower, up to the maximum amount of $119,500,000.00. In such event, the Pro Rata Tranche A Share of the existing Lenders automatically shall be adjusted. In the event of such increase, whether by increase in the respective Tranche A Commitments of existing Tranche A Lenders or by admission of additional Tranche A Lenders, the Pro Rata Share of the Lenders automatically shall be adjusted.

         3. Sections 6.24.1, 6.24.2, and 6.24.3 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                  6.24.1. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated EBITDA for the fiscal quarter then ended, minus (ii) $1,500,000.00 for maintenance capital expenditures for the fiscal quarter then ended, minus (iii) the average of stock repurchases and/or retirements permitted under Section 6.10 for such fiscal quarter and the immediately preceding three fiscal quarters (exclusive of redemptions under Section 6.10 (iii)) to (x) Consolidated Interest Expense for the fiscal quarter then ended, plus (y) scheduled principal payments on Consolidated Indebtedness for the fiscal quarter then ended, plus (z) cash dividends on Existing Preferred Stock paid during the fiscal quarter then ended, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than the following:

         Quarters ending:                               Ratio:

         December 31, 2001                              3.00 to 1.00
         March 31, 2002                                 2.25 to 1.00
         June 30, 2002                                  2.50 to 1.00
         September 30, 2002                             1.75 to 1.00
         All quarters ending thereafter                 3.00 to 1.00


                  6.24.2. Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness to (ii) Consolidated EBITDA at the end of each of its fiscal quarters, annualized, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than the following:

         Quarters ending:                               Ratio:

         December 31, 2001                              3.00 to 1.00
         March 31, 2002                                 4.00 to 1.00
         June 30, 2002                                  5.50 to 1.00
         September 30, 2002                             5.25 to 1.00
         December 31, 2002                              3.00 to 1.00
         All quarters ending thereafter                 2.75 to 1.00

                  6.24.3. Senior Indebtedness Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness less Subordinated Indebtedness to (ii) Consolidated EBITDA at the end of each of its fiscal quarters, annualized, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than the following:

         Quarters ending:                               Ratio:

         December 31, 2001                              1.50 to 1.00
         March 31, 2002                                 1.50 to 1.00
         June 30, 2002                                  2.25 to 1.00
         September 30, 2002                             2.25 to 1.00
         All quarters ending thereafter                 1.50 to 1.00

         4. Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Third Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

         5. Each Guarantor hereby consents to the execution of this Third Amendment and reaffirms its Guaranty of all of the obligations of the Borrower. Each such Guarantor further acknowledges and consents to any increase in the obligations owed by such Guarantor as the result of this Third Amendment. Borrower and Guarantor acknowledge and agree that this Third Amendment of the Credit Agreement shall not be considered a novation or a new contract. Borrower and Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Administrative Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Third Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents.

         6. This Third Amendment may be executed in any number of counterparts and all of such counterparts taken together shaft be deemed to constitute one and the same instrument.

         7. THIS THIRD AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


         IN WITNESS WHEREOF, the parties have caused this Third Amendment to Amended and Restated Credit Agreement to be duly executed as of the date first above written.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                                    BORROWER:

                                    NEWPARK RESOURCES, INC.


                                    By:    /s/ John R. Dardenne, Sr.
                                        ---------------------------------------
                                           John R. Dardenne, Sr.
                                    Title: Treasurer



                                    GUARANTORS:

                                    EXCALIBAR MINERALS INC.,
                                    MALLARD & MALLARD OF LA., INC.,
                                    NEWPARK HOLDINGS, INC.,
                                    SUPREME CONTRACTORS, L.L.C.,
                                    NEWPARK DRILLING FLUIDS, LLC,
                                    NEWPARK ENVIRONMENTAL SERVICES,
                                    L.L.C.,
                                    NEWPARK ENVIRONMENTAL
                                    MANAGEMENT COMPANY, L.L.C.,
                                    NEWPARK TEXAS, L.L.C.,
                                    EXCALIBAR MINERALS OF LA., L.L.C., and
                                    SOLOCO, L.L.C.


                                    By:    /s/ John R. Dardenne, Sr.
                                       ----------------------------------------
                                          John R. Dardenne, Sr., Treasurer

                                    BATSON MILL, L.P.,
                                    NEWPARK ENVIRONMENTAL SERVICES OF
                                    TEXAS, L.P.,
                                    NEWPARK SHIPHOLDING TEXAS, L.P.,
                                    NID, L.P.,
                                    SOLOCO TEXAS, L.P.,
                                    NES PERMIAN BASIN, L.P. and
                                    NEWPARK ENVIRONMENTAL SERVICES
                                    MISSISSIPPI, L.P.


                                    By:    Newpark Holdings, Inc., the general
                                             partner of each


                                    By:    /s/ John R. Dardenne, Sr.
                                        ---------------------------------------
                                           John R. Dardenne, Sr., Treasurer

                                    BANK ONE, NA,
                                        (Main Office, Chicago)
                                        Individually as a Lender and as
                                        Administrative Agent and as
                                        LC Issuer


                                        By:    /s/ Bank One, NA
                                            -----------------------------------
                                        Title: Director, Capital Markets

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                        By:    Credit Lyonnaise New York Branch
                                            -----------------------------------
                                        Title:
                                               --------------------------------

                                    ROYAL BANK OF CANADA


                                        By:
                                            ----------------------------------
                                        Title: Manager

                                    HIBERNIA NATIONAL BANK


                                        By:    /s/ Hibernia National Bank
                                            ----------------------------------
                                        Title: Vice President

                                    COMERICA BANK


                                        By:    /s/ Comerica Bank
                                             ----------------------------------
                                        Title: Assistant Vice President

                                    WHITNEY NATIONAL BANK


                                        By:    /s/ Whitney National Bank
                                            -----------------------------------
                                        Title:
                                               --------------------------------